Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shaun Roberts, Chief Executive Officer, and I, Dana Roberts, Chief Financial Officer of KonaRed Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)   The Annual Report on Form 10-K/A of the Company for the period ended May 31, 2012 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date:  December 9, 2013

/s/ Shaun Roberts_______
Shaun Roberts
Chief Executive Officer

Date:  December 9, 2013

/s/ Dana Roberts________
Dana Roberts
Chief Financial Officer

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.